SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 16, 2004

INTERNATIONAL SMART SOURCING, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-14753	11-3423157
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

320 Broad Hollow Road Farmingdale, New York	11735
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 293-4650

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 8.01          Other Events

Exhibits

99.1     Press Release dated December 16, 2004

Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December16, 2004

INTERNATIONAL SMART SOURCING, INC.

By:	/s/ DAVID HALE

David Hale
President

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated December 16, 2004